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Merrill Lynch Investment Managers


Annual Report
October 31, 2001


MuniYield Pennsylvania
Insured Fund


www.mlim.ml.com


MuniYield Pennsylvania Insured Fund seeks to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Pennsylvania income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Pennsylvania Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Pennsylvania Insured Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD PENNSYLVANIA INSURED FUND


A Special
Message to
Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals. There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



MuniYield Pennsylvania Insured Fund, October 31, 2001


DEAR SHAREHOLDER


For the year ended October 31, 2001, the Common Shares of MuniYield Pennsylvania Insured Fund earned $0.847 per share income dividends, which included earned and unpaid dividends of $0.079. This represents a net annualized yield of 5.58%, based on a month-end net asset value of $15.19 per share. During the same period, the total investment return on the Fund's Common Shares was +14.02%, based on a change in per share net asset value from $14.16 to $15.19, and assuming reinvestment of $0.834 per share income dividends.

For the six-month period ended October 31, 2001, the total investment return on the Fund's Common Shares was +8.23%, based on a change in per share net asset value from $14.47 to $15.19, and assuming reinvestment of $0.433 per share income dividends.

For the six-month period ended October 31, 2001, the Fund's Auction Market Preferred Shares had an average yield of 2.42% for Series A and 2.43% for Series B.


The Municipal Market Environment
Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals, and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and more than 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost
$70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
During the six-month period ended October 31, 2001, we maintained the Fund's investment strategy adopted earlier this year. Our focus was to increase the Fund's average coupon, which would both generate greater coupon income and reduce the Fund's overall net asset value volatility. We sold lower-couponed issues maturing in 25 years - 30 years and replaced them with premium couponed issues maturing in 15 years - 20 years. We believed such purchases currently represented the best risk/reward potential within the municipal market since such issues captured 93% - 98% of the yield in the entire municipal yield curve with much less of the net asset value volatility of issues maturing in 30 years.

Since the tragic events of September 11, 2001, the financial environment of the United States has become more precarious. The ongoing risk of additional terrorist attacks has placed significant strain on an economy already heading toward a recession. Given the present economic environment, our primary concern will be the preservation of principal. Portfolio adjustments going forward will likely include further reduction of the Fund's net asset value sensitivity with the purchase of shorter maturity issues, as well as holding higher cash reserves for temporary defensive purposes.

The 400 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 2% range. This decline, in combination with a steep tax-exempt yield curve, generated a substantial income benefit to the Fund's Common Shareholders from the leveraging of the Preferred Shares. Additional limited declines in short-term interest rates are expected this year, which should lead to lower borrowing costs for the Fund and additional income for the Fund's Common Shareholders from the leveraging of the Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Shareholders will be reduced. (For a complete explanation of the benefits and risks of leveraging, see pages 4 and 5 of this report to shareholders.)



MuniYield Pennsylvania Insured Fund, October 31, 2001


In Conclusion
We appreciate your ongoing interest in MuniYield Pennsylvania
Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



November 30, 2001



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Pennsylvania Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred
Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



PROXY RESULTS


During the six-month period ended October 31, 2001, MuniYield
Pennsylvania Insured Fund's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on May 16, 2001. The description of the proposal and number of shares voted are as follows:

                                                                     Shares Voted    Shares Withheld
                                                                         For           From Voting
1. To elect the Fund's Trustees:             Terry K. Glenn           10,844,430         115,557
                                             Stephen B. Swensrud      10,844,844         115,143
                                             J. Thomas Touchton       10,844,430         115,557
                                             Fred G. Weiss            10,844,430         115,557


During the six-month period ended October 31, 2001, MuniYield
Pennsylvania Insured Fund's Preferred Shareholders voted on the following proposal. The proposal was approved at a shareholders'
meeting on May 16, 2001. The description of the proposal and number of shares voted are as follows:
                                                                     Shares Voted    Shares Withheld
                                                                         For           From Voting
1. To elect the Fund's Board of Trustees:
   Terry K. Glenn, M. Colyer Crum,
   Laurie Simon Hodrick,
   Stephen B. Swensrud, J. Thomas Touchton
   and Fred G. Weiss as follows:
                                             Series A                   1,569               0
                                             Series B                   1,918               0


MuniYield Pennsylvania Insured Fund, October 31, 2001


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                 S&P     Moody's     Face
STATE          Ratings   Ratings    Amount   Issue                                                                   Value
Pennsylvania    AAA       Aaa      $ 2,000   Allegheny County, Pennsylvania, Hospital Development
--90.7%                                      Authority Revenue Bonds (Allegheny General Hospital Project),
                                             Series A, 6.25% due 9/01/2007 (d)(e)                                  $  2,300

                AAA       Aaa        6,000   Allegheny County, Pennsylvania, Port Authority, Special
                                             Transportation Revenue Bonds, 6% due 3/01/2009 (d)(e)                    6,921

                                             Allegheny County, Pennsylvania, Sanitation Authority,
                                             Sewer Revenue Bonds (d):
                AAA       Aaa        3,660     5.75% due 12/01/2018                                                   4,002
                AAA       Aaa       10,000     5.375% due 12/01/2024                                                 10,300
                AAA       Aaa        9,000     5.50% due 12/01/2024                                                   9,463

                AAA       Aaa        2,550   Berks County, Pennsylvania, GO, Refunding,
                                             5.85% due 11/15/2018 (c)                                                 2,669

                NR*       Aaa        4,500   Bucks County, Pennsylvania, Water and Sewer Authority,
                                             Revenue Refunding Bonds (Neshaminy Interceptor Sewer System),
                                             5.60% due 6/01/2024 (a)                                                  4,710

                AAA       Aaa        4,000   Gettysburg, Pennsylvania, Municipal Authority, College
                                             Revenue Refunding Bonds, 5% due 8/15/2023 (d)                            3,994

                AAA       Aaa        3,280   Johnstown, Pennsylvania, GO, Refunding, 6.45%
                                             due 10/01/2019 (c)                                                       3,574

                AAA       Aaa        7,000   Lehigh County, Pennsylvania, General Purpose Authority
                                             Revenue Bonds (Saint Luke's Hospital--Bethlehem), 6.25%
                                             due 7/01/2022 (a)                                                        7,277

                AAA       Aaa       10,750   Lehigh County, Pennsylvania, IDA, PCR, Refunding
                                             (Pennsylvania Power and Light Company Project), Series A,
                                             6.40% due 11/01/2021 (d)                                                11,325

                AAA       Aaa        4,570   Lower Providence Township, Pennsylvania, Sewer Authority,
                                             Sewer Revenue Refunding Bonds, 5.25% due 5/01/2022 (d)                   4,614

                NR*       A3         1,500   Luzerne County, Pennsylvania, IDA, Exempt Facilities
                                             Revenue Bonds (Pennsylvania Gas and Water Company Project),
                                             AMT, Series B, 7.125% due 12/01/2022                                     1,563

                                             Luzerne County, Pennsylvania, IDA, Exempt Facilities
                                             Revenue Refunding Bonds (Pennsylvania Gas and Water
                                             Company Project), AMT, Series A:
                NR*       A3         2,500     7.20% due 10/01/2017                                                   2,598
                AAA       Aaa        5,000     7% due 12/01/2017 (a)                                                  5,652

                AAA       Aaa        1,000   Northeastern Pennsylvania, Hospital and Education
                                             Authority, College Revenue Bonds (Luzerne County
                                             Community College), 6.625% due 2/15/2005 (a)(e)                          1,116

                AAA       Aaa        4,000   Norwin, Pennsylvania, School District, GO, 6% due
                                             4/01/2010 (c)(e)                                                         4,629

                BBB       Baa2       6,500   Pennsylvania Economic Development Financing Authority,
                                             Wastewater Treatment Revenue Bonds (Sun Company Inc.--R & M
                                             Project), AMT, Series A, 7.60% due 12/01/2024                            6,992

                AAA       Aaa        2,000   Pennsylvania HFA, Rental Housing Revenue Refunding Bonds,
                                             6.50% due 7/01/2023                                                      2,057

                AA+       Aa2        2,000   Pennsylvania HFA, Revenue Bonds, RIB, AMT, 9.855%
                                             due 4/01/2025 (g)                                                        2,090

                                             Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT (d):
                AAA       Aaa        1,400     Series 34B, 7% due 4/01/2024 (i)                                       1,435
                AAA       Aaa        8,000     Series 70A, 5.80% due 10/01/2021                                       8,295

                                             Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds,
                                             AMT (d):
                AAA       Aaa        2,500     Series 39B, 6.875% due 10/01/2024                                      2,627
                AAA       Aaa        2,965     Series 41B, 6.65% due 4/01/2025                                        3,105
                AAA       Aaa        1,700     Series 60A, 5.85% due 10/01/2027                                       1,755

                AAA       Aaa        3,015   Pennsylvania State, GO, First Series, 5% due 6/01/2018 (d)               3,061

                NR*       Aaa        5,500   Pennsylvania State, GO, RIB, Series 465X, 9.14% due
                                             10/01/2019 (d)(g)                                                        6,370

                                             Pennsylvania State, GO, Refunding, First Series (d):
                AAA       Aaa        3,000     6% due 1/15/2015                                                       3,395
                AAA       Aaa        5,770     6% due 1/15/2017                                                       6,457

                AAA       Aaa        4,000   Pennsylvania State, GO, Third Series, 5% due 12/01/2018 (c)              4,058

                AAA       Aaa        6,000   Pennsylvania State Higher Education Assistance Agency, Student
                                             Loan Revenue Bonds, AMT, Series C, 7.15% due 9/01/2021 (a)               6,200

                AAA       Aaa        1,690   Pennsylvania State Higher Educational Facilities Authority,
                                             College and University Revenue Bonds (Marywood University
                                             Project), 5.50% due 6/01/2018 (d)                                        1,776

                AAA       Aaa        4,000   Pennsylvania State Higher Educational Facilities Authority,
                                             College and University Revenue Refunding Bonds (University of
                                             the Arts), 5.75% due 3/15/2030                                           4,126

                A+        NR*        4,750   Pennsylvania State Higher Educational Facilities Authority
                                             Revenue Bonds (UPMC Health System), Series A, 6% due 1/15/2022           5,009

                                             Pennsylvania State Higher Educational Facilities Authority,
                                             Revenue Refunding Bonds:
                A1+       NR*          400     (Carnegie Mellon University), VRDN, Series C, 2% due
                                               11/01/2029 (h)                                                           400
                AA        Baa3       1,400     (Philadelphia University), 6% due 6/01/2029                            1,508

                                             Pennsylvania State Turnpike Commission, Oil Franchise Tax
                                             Revenue Refunding Bonds (a):
                AAA       Aaa        4,000     Senior Series A, 5% due 12/01/2023                                     3,994
                AAA       Aaa        3,000     Sub-Series B, 5.25% due 12/01/2016                                     3,140

                                             Philadelphia, Pennsylvania, Authority for Industrial
                                             Development, Airport Revenue Refunding Bonds (Philadelphia
                                             Airport System Project), AMT, Series A (c):
                AAA       Aaa        4,000     5.50% due 7/01/2017                                                    4,184
                AAA       Aaa        3,655     5.50% due 7/01/2018                                                    3,810

                AAA       Aaa        9,125   Philadelphia, Pennsylvania, Authority for Industrial
                                             Development, Lease Revenue Bonds (City of Philadelphia
                                             Project), Series A, 5.375% due 2/15/2027 (d)                             9,342

                                             Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
                                             Third Series (f):
                AAA       Aaa        1,690     5.50% due 8/01/2016                                                    1,811
                AAA       Aaa        1,000     5.50% due 8/01/2017                                                    1,064

                A1+       VMIG1++      340   Philadelphia, Pennsylvania, Hospitals and Higher
                                             Education Facilities Authority, Hospital Revenue Bonds
                                             (Children's Hospital of Philadelphia Project), VRDN, 2%
                                             due 3/01/2027 (h)                                                          340

                AAA       NR*        3,000   Philadelphia, Pennsylvania, Hospitals and Higher
                                             Education Facilities Authority, Hospital Revenue Refunding
                                             Bonds (Presbyterian Medical Center), 6.65% due 12/01/2019 (b)            3,655

                AAA       Aaa        2,000   Philadelphia, Pennsylvania, Parking Authority, Airport
                                             Parking Revenue Bonds, 5.625% due 9/01/2015 (f)                          2,160

                AAA       Aaa        5,500   Philadelphia, Pennsylvania, Parking Authority, Parking
                                             Revenue Refunding Bonds, 5% due 2/01/2027 (a)                            5,461


Portfolio
Abbreviations


To simplify the listings of MuniYield Pennsylvania Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax(subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MuniYield Pennsylvania Insured Fund, October 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                 S&P     Moody's     Face
STATE          Ratings   Ratings    Amount   Issue                                                                   Value
Pennsylvania                                 Philadelphia, Pennsylvania, School District, GO:
(concluded)     AAA       Aaa      $ 7,150     Series A, 5.75% due 2/01/2030 (f)                                   $  7,646
                AAA       Aaa        7,000     Series B, 5.375% due 4/01/2027 (a)                                     7,139

                AAA       Aaa        3,070   Pittsburgh, Pennsylvania, GO, Series A, 5.65% due 9/01/2017 (c)          3,287

                                             Pittsburgh, Pennsylvania, Public Parking Authority, Parking
                                             Revenue Bonds (a):
                AAA       Aaa        1,460     5.80% due 12/01/2017                                                   1,593
                AAA       Aaa        1,525     5.85% due 12/01/2018                                                   1,663

                AAA       Aaa        3,405   Pittsburgh, Pennsylvania, School District, GO, 5.50%
                                             due 9/01/2018 (f)                                                        3,563

                AAA       Aaa        1,900   Plum Boro, Pennsylvania, School District, GO, 5.20% due
                                             9/15/2023 (c)                                                            1,934

                A-        NR*        2,520   Scranton-Lackawanna, Pennsylvania, Health and Welfare
                                             Authority, Revenue Refunding Bonds (University of Scranton
                                             Project), Series B, 6.50% due 3/01/2015                                  2,601

                                             Southeastern Pennsylvania Transportation Authority,
                                             Special Revenue Bonds (c):
                AAA       Aaa        4,500     5.375% due 3/01/2017                                                   4,695
                AAA       Aaa        2,525     5.375% due 3/01/2022                                                   2,600

                AAA       Aaa        3,500   Washington County, Pennsylvania, Capital Funding
                                             Authority Revenue Bonds (Capital Projects and Equipment
                                             Program), 6.15% due 12/01/2029 (a)                                       4,145


Puerto          AAA       NR*        7,500   Puerto Rico Commonwealth, GO, Refunding, DRIVERS, Series 232,
Rico--7.9%                                   8.40% due 7/01/2017 (g)                                                  9,137

                A         Baa1       1,000   Puerto Rico Commonwealth Highway and Transportation Authority,
                                             Transportation Revenue Bonds, Series B, 6% due 7/01/2026 (f)             1,056

                AAA       Aaa        5,000   Puerto Rico Commonwealth, Public Improvement, GO, 5.50% due
                                             7/01/2015 (f)                                                            5,648

                NR*       Aaa        4,365   Puerto Rico Public Finance Corporation, Revenue Refunding
                                             Bonds, RIB, Series 522X, 8.52% due 8/01/2022 (d)(g)                      4,828


                Total Investments (Cost--$240,850)--98.6%                                                           257,919
                Other Assets Less Liabilities--1.4%                                                                   3,746
                                                                                                                   --------
                Net Assets--100.0%                                                                                 $261,665
                                                                                                                   ========

(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)FSA Insured.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(i)FHA Insured.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


Quality
Profile
(unaudited)


The quality ratings of securities in the Fund as of October 31, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    89.3%
AA/Aa                                       1.4
A/A                                         4.9
BBB/Baa                                     2.7
Other*                                      0.3

*Temporary investments in short-term municipal securities.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                As of October 31, 2001
Assets:         Investments, at value (identified cost--$240,850,111)                                        $  257,919,263
                Cash                                                                                                 56,839
                Interest receivable                                                                               3,985,298
                Prepaid expenses and other assets                                                                    14,785
                                                                                                             --------------
                Total assets                                                                                    261,976,185
                                                                                                             --------------

Liabilities:    Payables:
                   Dividends to shareholders                                               $      162,902
                   Investment adviser                                                             110,619           273,521
                                                                                           --------------
                Accrued expenses                                                                                     37,680
                                                                                                             --------------
                Total liabilities                                                                                   311,201
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  261,664,984
                                                                                                             ==============

Capital:        Capital Shares (unlimited number of shares authorized):
                   Preferred Shares, par value $.05 per share (3,520 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference)                       $   88,000,000
                   Common Shares, par value $.10 per share (11,434,032 shares issued
                   and outstanding)                                                        $    1,143,403
                Paid-in capital in excess of par                                              170,030,716
                Undistributed investment income--net                                            1,288,949
                Accumulated realized capital losses on investments--net                      (15,867,236)
                Unrealized appreciation on investments--net                                    17,069,152
                                                                                           --------------
                Total--Equivalent to $15.19 net asset value per Common Share
                (market price--$14.96)                                                                          173,664,984
                                                                                                             --------------
                Total capital                                                                                $  261,664,984
                                                                                                             ==============

*Auction Market Preferred Shares.

See Notes to Financial Statements.


MuniYield Pennsylvania Insured Fund, October 31, 2001


STATEMENT OF OPERATIONS


                For the Year Ended October 31, 2001
Investment      Interest and amortization of premium and discount earned                                     $   14,254,959
Income:

Expenses:       Investment advisory fees                                                   $    1,286,025
                Commission fees                                                                   225,631
                Accounting services                                                               126,889
                Professional fees                                                                  89,013
                Transfer agent fees                                                                79,241
                Listing fees                                                                       47,670
                Trustees' fees and expenses                                                        30,182
                Printing and shareholder reports                                                   28,465
                Custodian fees                                                                     12,149
                Pricing fees                                                                       10,918
                Other                                                                              23,179
                                                                                           --------------
                Total expenses                                                                                    1,959,362
                                                                                                             --------------
                Investment income--net                                                                           12,295,597
                                                                                                             --------------

Realized &      Realized gain on investments--net                                                                 2,247,789
Unrealized      Change in unrealized appreciation on investments--net                                             9,537,502
Gain on                                                                                                      --------------
Investments--   Net Increase in Net Assets Resulting from Operations                                         $   24,080,888
Net:                                                                                                         ==============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                   For the Year Ended
                                                                                                      October 31,
                Increase (Decrease) in Net Assets:                                               2001               2000
Operations:     Investment income--net                                                     $   12,295,597    $   10,355,793
                Realized gain (loss) on investments--net                                        2,247,789       (7,084,167)
                Change in unrealized appreciation/depreciation on investments--net              9,537,502        16,283,097
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                           24,080,888        19,554,723
                                                                                           --------------    --------------

Dividends to    Investment income--net:
Shareholders:      Common Shares                                                              (9,531,535)       (7,590,869)
                   Preferred Shares                                                           (2,736,474)       (3,022,040)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends to shareholders          (12,268,009)      (10,612,909)
                                                                                           --------------    --------------

Capital Share   Proceeds from issuance of Common Shares resulting from
Transactions:   reorganization                                                                         --        72,664,657
                Proceeds from issuance of Preferred Shares resulting from
                reorganization                                                                         --        48,000,000
                                                                                           --------------    --------------
                Net increase in net assets derived from capital share transactions                     --       120,664,657
                                                                                           --------------    --------------

Net Assets:     Total increase in net assets                                                   11,812,879       129,606,471
                Beginning of year                                                             249,852,105       120,245,634
                                                                                           --------------    --------------
                End of year*                                                               $  261,664,984    $  249,852,105
                                                                                           ==============    ==============

                *Undistributed investment income--net                                      $    1,288,949    $    1,261,361
                                                                                           ==============    ==============

See Notes to Financial Statements.


MuniYield Pennsylvania Insured Fund, October 31, 2001


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   14.16    $   13.62    $   16.01    $   15.86    $   15.32
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                             1.07          .99         1.05         1.12         1.13
                Realized and unrealized gain (loss)
                on investments--net                                1.03          .65       (1.87)          .46          .66
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   2.10         1.64        (.82)         1.58         1.79
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions
                to Common Shareholders:
                   Investment income--net                         (.83)        (.80)        (.87)        (.88)        (.89)
                   Realized gain on investments--net                 --           --        (.25)        (.27)        (.09)
                   In excess of realized gain on
                   investments--net                                  --           --        (.20)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions
                to Common Shareholders                            (.83)        (.80)       (1.32)       (1.15)        (.98)
                                                              ---------    ---------    ---------    ---------    ---------
                Effect of Preferred Share:
                   Dividends and distributions to
                   Preferred Shareholders:
                      Investment income--net                      (.24)        (.30)        (.19)        (.18)        (.24)
                      Realized gain on investments--net              --           --        (.03)        (.10)        (.03)
                      In excess of realized gain on
                      investments--net                               --           --        (.03)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total effect of Preferred Share                   (.24)        (.30)        (.25)        (.28)        (.27)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   15.19    $   14.16    $   13.62    $   16.01    $   15.86
                                                              =========    =========    =========    =========    =========
                Market price per share, end of year           $   14.96    $   11.75    $   12.25    $   16.50    $ 14.8125
                                                              =========    =========    =========    =========    =========

Total           Based on market price per share                  35.32%        2.46%     (18.98%)       19.82%       12.15%
Investment                                                    =========    =========    =========    =========    =========
Return:*        Based on net asset value per share               14.02%       11.06%      (7.16%)        8.58%       10.71%
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses, excluding
on Average      reorganization expenses**                         1.16%        1.18%        1.15%        1.11%        1.14%
Net Assets of                                                 =========    =========    =========    =========    =========
Common Shares:  Total expenses**                                  1.16%        1.46%        1.15%        1.11%        1.14%
                                                              =========    =========    =========    =========    =========
                Total investment income--net**                    7.28%        7.58%        7.00%        7.01%        7.30%
                                                              =========    =========    =========    =========    =========
                Amount of dividends to
                Preferred Shareholders                            1.62%        2.21%        1.24%        1.15%        1.52%
                                                              =========    =========    =========    =========    =========
                Investment income--net, to
                Common Shareholders                               5.66%        5.37%        5.76%        5.86%        5.78%
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses, excluding
on Total        reorganization expenses                            .76%         .76%         .79%         .77%         .79%
Average Net                                                   =========    =========    =========    =========    =========
Assets:**++     Total expenses                                     .76%         .94%         .79%         .77%         .79%
                                                              =========    =========    =========    =========    =========
                Total investment income--net                      4.78%        4.89%        4.82%        4.90%        5.07%
                                                              =========    =========    =========    =========    =========

Ratios Based    Dividends to Preferred Shareholders               3.11%        4.01%        2.73%        2.62%        3.41%
on Average                                                    =========    =========    =========    =========    =========
Net Assets
of Preferred
Shares:

Supplemental    Net assets, net of Preferred Stock,
Data:           end of year (in thousands)                    $ 173,665    $ 161,852    $  80,246    $  92,767    $  91,071
                                                              =========    =========    =========    =========    =========
                Preferred Stock outstanding,
                end of year (in thousands)                    $  88,000    $  88,000    $  40,000    $  40,000    $  40,000
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               69.58%       37.77%       53.28%       60.52%       70.14%
                                                              =========    =========    =========    =========    =========

Leverage:       Asset coverage per $1,000                     $   2,973    $   2,839    $   3,006    $   3,319    $   3,277
                                                              =========    =========    =========    =========    =========

Dividends Per   Series A--Investment income--net              $     781    $     986    $     681    $     655    $     853
Share On                                                      =========    =========    =========    =========    =========
Preferred       Series B--Investment income--net              $     774    $     753           --           --           --
Shares                                                        =========    =========    =========    =========    =========
Outstanding:++++

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Shareholders.
++Includes Common and Preferred Share average net assets.
++++The Fund's Preferred Shares were issued on November 30, 1992
(Series A) and February 7, 2000 (Series B).

See Notes to Financial Statements.


MuniYield Pennsylvania Insured Fund, October 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Pennsylvania Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MPA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $93,920 increase to the cost of securities and a corresponding $93,920 decrease to net unrealized appreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Prior to January 1, 2001, FAM provided accounting services to the Fund and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended October 31, 2001, the Fund reimbursed FAM an aggregate of $20,608 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $173,965,000 and $172,501,952, respectively.

Net realized gains for the year ended October 31, 2001 and net unrealized gains as of October 31, 2001 were as follows:


                                     Realized        Unrealized
                                      Gains            Gains

Long-term investments             $  2,247,789     $ 17,069,152
                                  ------------     ------------
Total                             $  2,247,789     $ 17,069,152
                                  ============     ============


As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $17,015,525, of which $17,097,285 related to appreciated securities and $81,760 related to depreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $240,903,738.


4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the year ended October 30, 2001 remained constant and during the year ended October 31, 2000 increased by 5,542,626 as a result of issuance of Common Shares from reorganization.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2001 were 1.90% for Series A and 1.85% for Series B.

Shares issued and outstanding during the year ended October 31, 2001 remained constant and during the year ended October 31, 2000 increased by 1,920 as a result of issuance of Preferred Shares from reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $118,431 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $14,671,000, of which $2,713,000 expires in 2002, $954,000 expires in 2003, $1,637,000 expires in 2006, $1,782,000 expires in 2007 and $7,585,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 2001, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.079000 per share, payable on November 29, 2001 to shareholders of record as of November 20, 2001.



MuniYield Pennsylvania Insured Fund, October 31, 2001


INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
MuniYield Pennsylvania Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Pennsylvania Insured Fund as of October 31, 2001, the related statement of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Pennsylvania Insured Fund as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
December 6, 2001



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield Pennsylvania Insured Fund during its taxable year ended
October 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



MuniYield Pennsylvania Insured Fund, October 31, 2001


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Stephen B. Swensrud, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Transfer Agents

Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MPA